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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




     Date of Report (Date of Earliest Event Reported):  January 16, 1998
                                                        ----------------



                     Illinois Superconductor Corporation
                ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter




        Delaware                 0-22302                36-3688459
 ------------------------     --------------         ----------------
 (State of Jurisdiction        (Commission              (IRS Employer
    of incorporation)          File Number)          Identification No.




     451 Kingston Court, Mount Prospect, Illinois          60056
     --------------------------------------------          -----
       (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code (847) 391-9400










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Item 5.   Other Events.

               Statement by Illinois Superconductor Corporation

        Illinois Superconductor categorically denies the false allegations contained in a lawsuit filed against the company, its directors and certain of its former directors on January 6, 1998. The purported class action lawsuit was filed by Jerome H. Lipman in the Circuit Court of Cook County, Illinois. The company believes the lawsuit is entirely without merit and intends to vigorously contest it.






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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Illinois Superconductor Corporation

Dated:  January 16, 1998        By:     /s/ EDWARD W. LAVES
                                        --------------------
                                        Edward W. Laves
                                        President and Chief Executive Officer




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